EXHIBIT 32.2

EARTHWORKS ENTERTAINMENT, INC. (FKA ECONTENT, INC.)

Certification of Principal Executive Officer Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

I, William H. Campbell, Executive Vice President, Chief Financial Officer, ("principal financial officer") of Earthworks Entertainment, Inc. (fka eContent, Inc.) (the "Registrant"), certify that to the best of my knowledge, based upon a review of the Annual Report on Form 10-K for the period ended September 30, 2003 of the Registrant (the "Report"):

(1) The Report fully complies with the requirements of Section 13(a){15(d)} of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: January 13, 2006	/s/ WILLIAM H. CAMPBELL
William H. Campbell
Executive Vice President, Chief Financial Officer